Exhibit 10.3

                                List of Investors

                                                                        Number         Number
Name of Investor                                                      of Shares     of Warrants
----------------                                                      ---------     -----------
Heartland Value Fund                                                  1,500,000       375,000

Southwell Partners LP                                                   133,334        33,334

Hilltop Holding Company L.P.                                            133,333        33,333

Nite Capital LP                                                          66,667        16,667

D.B. Zwirn Special Opportunities Fund, Ltd.                              39,334         9,834

D.B. Zwirn Special Opportunities Fund, L.P.                              22,000         5,500

D.B. Zwirn Special Opportunities Fund (TE) L.P.                           5,333         1,333

Knoll Capital Fund II                                                    66,667        16,667

Europa International, Inc.                                               66,667        16,667

Goldman Sachs Asset Management, L.P.                                     80,000        20,000

SEI Institutional Investments Trust, Small/Mid Cap Fund                  58,000        14,500

Optimix Investment Management Limited                                     8,500         2,125

SEI U.S. Small Companies Fund                                            10,000         2,500

J B Were Global Small Companies Fund                                     17,000         4,250

SEI Institutional Investments Trust, Small Cap Fund                      33,000         8,250

Pension Plan for Management and Professionals of TELUS Corp-Beta          2,000           500

Pension Fund for Management and Professionals of TELUS Corp-Alpha         3,500           875

Wellington Management Portfolios (Dublin) - Global Smaller                8,000         2,000
Companies Equity Portfolio

J B Were Global Small Companies Pooled Fund                              77,000        19,250

Telstra Super Pty Ltd                                                     9,000         2,250

Goldman Sachs GMS Small Cap Advisers 2                                    6,500         1,625

Talvest Small Cap Cdn. Equity Fund                                        9,500         2,375

Australian Retirement Fund                                               18,000         4,500